SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE
ACT OF 1934

FILED BY THE REGISTRANT |X|
FILED BY A PARTY OTHER THAN THE REGISTRANT | |

CHECK THE APPROPRIATE BOX:
|X| PRELIMINARY INFORMATION STATEMENT
| | DEFINITIVE INFORMATION STATEMENT

| | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
RULE 14c-5(d)(2))

APO HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
| | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

(2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

(4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

(5) TOTAL FEE PAID:
| | FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.
| | CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1) AMOUNT PREVIOUSLY PAID:

(2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

(3) FILING PARTY:

(4) DATE FILED:

INFORMATION STATEMENT

OF

APO HEALTH, INC.
3590 Oceanside Road
Oceanside, New York 11575

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS
OF APO HEALTH, INC.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of APO HEALTH, INC., a Nevada corporation (the “Company”), in connection with the previous approval by unanimous written consent on April 7, 2006, of the Company’s Board of Directors of the corporate actions referred to below and the subsequent adoption of such corporate actions by written consent on April 7, 2006 of holders entitled to vote a majority of the shares of common stock of the Company (“Common Stock”).

Accordingly, all necessary corporate approvals in connection with matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions before they take effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about April 17, 2006, and the transactions described herein shall not become effective until at least 20 days thereafter.

ACTIONS BY BOARD OF
DIRECTORS AND
CONSENTING STOCKHOLDERS

The following corporate actions were authorized by unanimous written consent of the Board of Directors of the Company on April 7, 2006, and subsequently approved by written consent of holders entitled to vote a majority of the shares of Common Stock of the Company on April 7, 2006:

1. The approval of an amendment to the Company’s Articles of Incorporation to change the Company’s corporate name to Paivis, Corp.; and

2. The approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 125,000,000 to 25,000,000,000 shares and authorized 15,000,000 shares of Preferred Stock.

The reasons for, and general effect of, the Amendment to the Articles of Incorporation to change the Company’s corporate name is described in “ACTION 1 - AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S CORPORATE NAME.” A form of the Amendment is attached hereto as Exhibit A.

The reasons for, and general effect of, the Amendment to the Articles of Incorporation to increase the number of shares of the Company’s Common Stock and authorize shares of Preferred Stock is described in “ACTION 2 - AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK AND AUTHORIZE SHARES OF PREFERRED STOCK.” A form of the Amendment is attached hereto as Exhibit A.

The Board of Directors of the Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of the voting common stock of the Company.

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s Common Stock.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

The outstanding voting securities of the Company include only the Common Stock. As of April 7, 2006, there were 56,575,212 shares of Common Stock outstanding. Holders of the Common Stock are entitled to one vote on all matters presented to stockholders for each share registered in their respective names. Pursuant to Chapter 78.325 of the Nevada Revised Statutes, the consenting stockholders voted in favor of the actions described by written consent, dated April 7, 2006. No consideration was paid to the consenting stockholders to obtain their written consent to these actions.

DISSENTERS' RIGHTS OF APPRAISAL

There is no provision in the Nevada General Corporation law, or in our Articles of Incorporation or Bylaws, providing our stockholders with dissenters’ rights of appraisal to demand payment in cash for their shares of Common Stock in connection with the implementation of any of the Proposals described in this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of April 7, 2006, certain information concerning the beneficial ownership of each class of the Company’s voting stock by (i) each beneficial owner of 5% or more of the Company's voting stock, based on reports filed with the SEC and certain other information; (ii) each of the Company’s executive officers and (iii) all executive officers and directors of the Company as a group:

	Number of Shares Owned	Percentage
Name	of Record and Beneficially	Common Stock Outstanding (1)

Dr. Jan Stahl, Chairman, CEO
3141 Ann Street
Baldwin, NY 11510	14,279,179	25.24

Kenneth Leventhal, Secretary, Director
24 Meadowbrook Road
Huntington Station, NY 11746	4,596,000	8.12

Allan Pullin	5,568,564	9.84
Weber & Pullin, LLP
7600 Jericho Tpke
Woodbury, NY 11797

All Directors and Officers
As a Group	18,875,179	33.36

(1) Based upon a total of 56,575,212 shares outstanding as of April 7, 2006.

NOTICE TO STOCKHOLDERS OF ACTIONS
APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the written consent of holders entitled to vote a majority of the aggregate shares of the Company’s Common Stock:

ACTION 1

AMENDMENT TO
ARTICLES OF INCORPORATION
TO CHANGE THE COMPANY’S CORPORATE NAME

The Board of Directors has unanimously approved, and holders entitled to vote a majority of the aggregate shares of Common Stock have approved an amendment to the Company’s Articles of Incorporation changing its name to “Paivis, Corp.” The amendment is attached hereto as Exhibit A (the “Amendment”). Article I of the Company’s Articles of Incorporation will read as follows:

“ARTICLE I
NAME

The name of the corporation is Paivis, Corp. (the “Corporation”).”

Upon filing the amended Articles of Incorporation with the State of Nevada to change the corporate name, the Company will also change its current ticker symbol. The Company will make the appropriate public announcements regarding the name change and the new ticker symbol at the time such changes take effect.

Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be overprinted with the Company’s new name.

ACTION 2

AMENDMENT TO ARTICLES
OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES
OF THE COMPANY’S COMMON STOCK
AND
AUTHORIZE SHARES OF PREFERRED STOCK

The Board of Directors has unanimously approved and adopted a resolution, and holders entitled to vote a majority of the aggregate shares of Common Stock have approved, by unanimous written consent, to amend the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company and authorize 15,000,000 shares of preferred stock. The amendment (the “Amendment”) to the Company’s Articles of Incorporation in the form attached hereto as Exhibit A, increases the authorized shares of the Company’s Common Stock from 125,000,000 shares to 25,000,000,000 shares and authorizes 15,000,000 shares of Preferred Stock. Of the 125,000,000 shares of Common Stock currently authorized, 56,575,212 shares of Common Stock are issued and outstanding. ARTICLE II of the Company’s Articles of Incorporation will read as follows:

“Article II

The corporation is authorized to issue 25,000,000,000 shares of common stock, par value $0.0002 per share (the “Common Stock”) and 15,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the Board of Directors of the Corporation, the Board of Directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.”

The Company is increasing the number of authorized shares of its Common Stock and authorizing shares of Preferred Stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to employee stock option plans, and for possible future acquisitions.

The Company’s officers may from time to time engage in discussions with other companies concerning the possible acquisition of such companies by the Company in which the Company may consider issuing stock as part of or as all of the acquisition price. The Board of Directors believes that an increase in the total number of shares of authorized Common Stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to business opportunities. The increase will also provide additional shares for corporate purposes generally.

The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company’s Common Stock.

APO HEALTH, Inc.

By: /s/ Dr. Jan Stahl
Dr. Jan Stahl
President

Dated: April 7, 2006

EXHIBIT A

Certificate of Amendment
to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 -After Issuance of Stock)

1. Name of corporation: APO HEALTH, INC. (the “Corporation”)

2. ARTICLE I of the articles has been amended in its entirety to read as follows:

“ARTICLE I

NAME

“The name of this corporation is Paivis, Corp. (the “Corporation”).”

3. ARTICLE II of the articles has been amended in its entirety to read as follows:

“ARTICLE II

The corporation is authorized to issue 25,000,000,000 shares of common stock, par value $0.0002 per share (the “Common Stock”) and 15,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the Board of Directors of the Corporation, the Board of Directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.”

4. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is: 28,636,243.

5. Officer Signature:

By: /s/ Dr. Jan Stahl
Dr. Jan Stahl
President